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                                  EXHIBIT 4(B)



                            ARTICLE II OF THE BYLAWS


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                ARTICLE II OF THE BYLAWS OF THE REGISTRANT, FILED AS EXHIBIT
                4.2 TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K, DATED FEBRUARY 21, 1995, IS INCORPORATED HEREIN BY REFERENCE.


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